THIRD AMENDMENT
to the LowCal Agreements (as defined herein)

THIS THIRD AMENDMENT TO THE LOWCAL AGREEMENTS (this “Third Amendment”), dated as of August 14, 2014, is by and among Eos Global Petro, Inc. (“Eos”), Eos Petro, Inc. (“Parent”), LowCal Industries, LLC (“LowCal”) Sail Property Management Group LLC (“Sail”) and LowCo [EOS/Petro], LLC (“LowCo, and collectively referred to with Eos, Parent, LowCal and Sail as the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the LowCal Agreements.

WHEREAS, the Parties have previously entered into the following agreements (collectively referred to herein as the “LowCal Agreements”):

a.	First Amendment to the LowCal Agreements, dated April 23, 2013, between the Parties;

b.	Second Amendment to the LowCal Agreements, dated November 6, 2013, between the Parties;

c.	Second Amended and Restated Loan Agreement and Secured Promissory Note, dated November 6, 2013, between Eos and LowCal (the “Note”)

d.	Amended and Restated Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing, dated April 23, 2013, between Eos and LowCal;

e.	Guaranty, dated February 8, 2013, between Parent and LowCal;

f.	Lock-Up/Leak-Out Agreement, dated February 8, 2013, between Parent and LowCal;

g.	Lock-Up/Leak-Out Agreement, dated November 6, 2013, between Parent and LowCal;

h.	Series B Convertible Preferred Stock Purchase Agreement, dated February 8, 2013, between Parent and LowCal;

i.	Series B Convertible Preferred Stock Purchase Agreement, dated April 23, 2013, between Parent and LowCal;

j.	Common Stock Purchase Agreement, dated November 6, 2013, between Parent and LowCal (the “Third Stock Purchase Agreement”);

k.	January 9, 2013 Extension Agreement dated November 6, 2013 between the Parties (the “Extension Agreement”); and

l.	Compliance/Oversight Agreement, dated February 8, 2013, between Eos and Sail.

WHEREAS, as of May 1, 2014, LowCal has funded $4,250,000.00 of the total $5,000,000.00 of the Note, leaving $750,000.00 unfunded.

WHEREAS, the Parties reached certain understandings as of May 1, 2014 regarding funding the remainder of the Note and additional compensation payable to LowCal therefor, subject to obtaining the approval of the Parent’s board of directors.

WHEREAS, at a meeting held on the date first written above, the Parent’s board approved the terms of the understandings reached between the Parties, and so the Parties now desire to memorialize the terms of such understandings in writing in this Third Amendment.

WHEREAS, the Parties now desire to amend certain provisions of the LowCal Agreements as set forth herein.

NOW, THEREFORE, in consideration of covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree to amend the LowCal Agreements as follows:

1.           Extension for Payment of Final Installment. Section 1.1(e) of the Note is hereby amended and restated in its entirety to read as follows:

(e) On or before June 30, 2014 (the “Closing Date”), Holder shall pay to Borrower $750,000.00 (the “Final Installment”).

2.           Amendment to Note Conversion Price. The first sentence of Section 2.5 of the Note is hereby amended and restated in its entirety to read as follows:

The principal amount of the Note and all accrued but unpaid interest thereon may be converted in whole or in part at any time at the election of the Holder into restricted shares of common stock of Parent at a conversion price of $2.50 per share (“Conversion Shares”), provided, however that under no circumstances may Holder elect to effect a conversion if, after giving effect to such conversion, LowCal would  beneficially own in excess of 9.99% of the shares of the Company outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares beneficially owned by the Holder and its Affiliates (as defined below) shall include the number of shares issuable upon the conversion with respect to which the determination of such sentence is being made, but shall exclude the number of shares which would be issuable upon (A) conversion of the remaining, no converted portion of this Note beneficially owned by Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including, without limitation, any other notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and the rules and regulations promulgated thereunder and the rules and regulations promulgated thereunder (the “Exchange Act”).  To the extent that the limitation contained in this section applies, the determination of whether this Note is convertible (in relation to other securities owned by Holder) and of which a portion of this Note is convertible shall be in the sole discretion of Holder.  To ensure compliance with this restriction, Holder will be deemed to represent to the Company each time it elects to convert that such conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this section, in determining the number of outstanding shares, Holder may rely on the number of outstanding shares as reflected in (x) the Company’s most recent quarterly or annual report on Form 10-QSB or Form 10-KSB or equivalent similar filing on such public disclosure service as the Company may then be utilizing, as the case may be, (y) a more recent public announcement by the Company including on the OTC Markets website, or (z) any other notice by the Company or the Company’s transfer agent approved by the Company setting forth the number of shares outstanding.  Upon the written or oral request of Holder, the Company shall within two business days confirm orally and in writing to Holder the number of shares then outstanding.  In any case, the number of outstanding shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by Holder or its Affiliates since the date as of which such number of outstanding shares was reported.  The provisions of this section may be waived by the Holder, at the election of the Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this section shall continue to apply until such 61st day (or such later date, as determined by Holder, as may be specified in such notice of waiver).  The provisions of this paragraph shall be implemented in a manner necessary to preserve the intended 9.99% beneficial ownership limitation herein contained and shall not be modified in a manner otherwise than in strict conformity with the terms of this section (or any portion hereof) which may be defective or inconsistent with the intended 9.99% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 9.99% limitation.  The limitations contained in this paragraph shall apply to a successor holder of this Note.  “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended.

The remainder of Section 2.5 shall remain unchanged by this Third Amendment.

3.           Additional Warrant Issuance. Simultaneously with the execution of this Third Amendment and upon obtaining approval of Parent’s board of directors, the Parent shall execute and issue to LowCo the warrant attached hereto as Exhibit A for the purchase of up to 500,000 shares of restricted common stock of the Parent.

4.           Acknowledgement of Good Standing.  The Parties agree and acknowledge that any and all Events of Default (as defined in the LowCal Agreements) which may have occurred under the LowCal Agreements on or prior to the date hereof are hereby waived, and the Parties further acknowledge that the LowCal Agreements, as modified by this Third Amendment, are in good standing and full force and effect as of the date hereof.

5.           Acknowledgement of Third Stock Purchase Agreement Amount.  Eos and Parent acknowledge and agree that, so long as the Final Installment of the Loan is funded on or before June 30, 2014, Parent shall sell LowCo 1,000,000 restricted shares of Parent’s common stock pursuant to the terms set forth in the Third Stock Purchase Agreement. LowCal’s failure to fund the Final Installment in accordance with the Note attached to the Second Amendment to the LowCal Agreements shall not reduce the amount of shares sellable to LowCal pursuant to the Third Stock Purchase Agreement, provided, however, that Section 6.5 of the Third Stock Purchase Agreement regarding receipt of less than the full amount of the Loan shall still apply in the event that entire Final Installment of the Loan is not received pursuant to the schedule set forth in Section 1 of this Third Amendment.

6.           Entire Agreement. The LowCal Agreements, as amended by this Third Amendment, embody the entire understanding among the Parties with respect to the subject matter thereof and hereof and can be changed only by an instrument in writing executed by all of the Parties.

7.           Conflict of Terms. In the event of a conflict or inconsistency between the terms of the LowCal Agreements and those of this Third Amendment, the terms of this Third Amendment shall control and govern the rights and obligations of the Parties.

8.           Other Agreements; Ratifications. Except to the extent amended hereby or inconsistent herewith, all of the terms, covenants, conditions and provisions of the LowCal Agreements shall remain in full force and effect, and the Parties hereby acknowledge and confirm that the same are in full force and effect.

9.           Execution.  This Third Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. Facsimile or other electronic signatures shall be accepted by the Parties as originals.

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IN WITNESS WHEREOF, the undersigned Parties hereby acknowledge that they have read, understand and consent to the modifications made to the LowCal Agreements by this Third Amendment.

EOS PETRO, INC. By: /s/ Nikolas Konstant Name: Nikolas Konstant Title: Chairman	LOWCAL INDUSTRIES, LLC By: /s/ Shlomo Lowy Name: Kinderlach Ltd Co Its: Managing Member

EOS GLOBAL PETRO, INC. By: /s/ Nikolas Konstant Name: Nikolas Konstant Title: President	SAIL PROPERTY MANAGEMENT GROUP, LLC By: /s/ Shlomo Lowy Name:_______________ Title: _______________ LOWCO [EOS/PETRO], LLC By: /s/ Shlomo Lowy Name: LowCo LLC Its: Managing Member

EXHIBIT A to the Third Amendment to the LowCal Agreements

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. LOW2014-1

August 14, 2014

EOS PETRO, INC.

WARRANT TO PURCHASE COMMON STOCK

****500,000 Shares of Common Stock****

THIS WARRANT CERTIFIES THAT, for value received, LowCo [EOS/Petro], LLC, or registered assigns (the “Holder”), is entitled to subscribe for and purchase from Eos Petro, Inc., a Nevada corporation (the “Company”), up to and including the number of fully paid and nonassessable, restricted shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company set forth above, at the exercise price of $4.00 per share ( the “Warrant Exercise Price”) (and as adjusted from time to time pursuant to Section III hereof), at any time or from time to time from the date first set forth above (the “Issue Date”) and prior to or upon August 14, 2018 (the “Expiration Date”), subject to the provisions and upon the terms and conditions hereinafter set forth.  This Warrant has been issued pursuant to the terms of that certain Third Amendment to the LowCal Agreements, dated as of August 14, 2014, by and among the Company, Eos Global Petro, Inc., LowCal Industries, LLC, Sail Property Management Group LLC, and LowCo [EOS/Petro], LLC.

I.           Method of Exercise; Cash Payment; Issuance of New Warrant.

A.           Subject to the provisions of this Warrant, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part and from time to time, at the election of the Holder hereof, by the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal executive offices of the Company and accompanied by payment to the Company, by wire transfer to an account designated by the Company, of an amount equal to the then applicable Warrant Exercise Price multiplied by the number of Warrant Shares then being purchased.

B.           The person or persons in whose name(s) any certificate(s) representing the shares of the Company’s capital stock to be issued upon exercise of this Warrant (the “Warrant Shares”) shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.  In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder hereof as soon as possible and in any event within twenty (20) days after such exercise and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within such 20-day period.

II.           Reservation of Shares.   During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

III.           Adjustment of Warrant Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows.  Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section III shall preclude additional adjustments for the same event or transaction by the remaining subsections.

A.           Reclassification.  In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) into the same or a different number or class of securities, the Company shall duly execute and deliver to the Holder of this Warrant a new warrant (in form and substance reasonably satisfactory to the Holder of this Warrant), so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of shares then purchasable under this Warrant.  The Company shall deliver such new warrant as soon as possible and in any event within 20 days after such reclassification or change.  Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section III.  The provisions of this subparagraph (A) shall similarly apply to successive reclassifications or changes.

B.           Stock Splits or Combination of Shares.  If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide (by stock split) or combine (by reverse stock split) its outstanding shares of capital stock of the class into which this Warrant is exercisable, the Warrant Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case to the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective.  The provisions of this subparagraph (B) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

C.           Common Stock Dividends.  If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then (i) the Warrant Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution.  The provisions of this subparagraph (C) shall similarly apply to successive Common Stock dividends by the Company.

IV.           Notice of Adjustments.  Whenever the Warrant Exercise Price or the number of shares of Common Stock purchasable hereunder shall be adjusted pursuant to Section III above, the Company shall deliver a written notice, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price and the number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall use commercially reasonable efforts to cause copies of such notice to be delivered to the Holder of this Warrant within twenty (20) days after the occurrence of the event resulting in such adjustment at such Holder’s last known address in accordance with Section IX hereof.

V.           Fractional Shares.  No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.

VI.           Compliance with Securities Act of 1933; Transfer of Warrant or Shares.

A.           Compliance with Securities Act of 1933.  The Holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Warrant Shares and the capital stock issuable upon conversion of the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws.  Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company.  The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR EVIDENCE SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Company, upon the request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

B.           Transferability of the Warrant.  Notwithstanding anything herein to the contrary, the Warrants shall be transferable to any other person with the prior written consent of the Company, which shall not be unreasonably withheld.

C.           Method of Transfer.  With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall prior to such offer, sale, transfer or other disposition:

(i)            surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Company or provide evidence reasonably satisfactory to the Company of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonable satisfactory to the Company,

(ii)            pay any applicable transfer taxes or establish to the satisfaction of the Company that such taxes have been paid,

(iii)            deliver a written assignment to the Company in substantially the form attached hereto as Exhibit B or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof, and

(iv)            deliver evidence, including a written opinion of such Holder’s counsel if reasonably requested by the Company, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

           As soon as reasonably practicable after receiving the items set forth above, the Company shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section VI.C. that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details of such determination.  Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Company satisfied the provisions thereof and provided that the Holder shall furnish such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied.  Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Company, such legend is not required in order to ensure compliance with such laws.  Upon any partial transfer of this Warrant, the Company will issue and deliver to such new holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within 20 days after such transfer.

VII.           No Rights as Shareholders; Information.  Prior to exercise of this Warrant, the  Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

VIII.           Modification and Waiver; Effect of Amendment or Waiver.  This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Company and the Holder of this Warrant.  Any waiver or amendment effected in accordance with this Section VIII shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Company.

IX.           Notices.  Any notice, request, communication or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be in the manner set forth in the Note Purchase Agreement.

X.           Reorganizations.  In case of any reorganization of the Company, or in case of the consolidation or merger of the Company with or into any other legal entity (other than a merger or consolidation in which the Company is the continuing legal entity) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other legal entity (collectively, "Reorganizations"), each Warrant shall after such Reorganization be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the stock or other securities or property (including cash) to which a holder of the number of Common Shares purchasable (at the time of such Reorganization) upon exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization; and in any such case, if necessary, the provisions set forth in this Section X with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any such stock or other securities or property thereafter deliverable upon exercise of the Warrants.

XI.           Lost Warrants or Stock Certificates.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Company will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

XII.           Descriptive Headings.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

XIII.           Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, without reference to principles governing choice or conflicts of laws.

XIV.           Entire Agreement.  This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

XV.           No Impairment.  The Company will not, by an voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

XVI.           Issue Taxes.  The Company shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States of America or by any state, political subdivision or taxing authority of the United States of America; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

XVII.           Severability.  In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

XVIII.           Survival of Representations, Warranties and Agreements.  All representations and warranties of the Company and the Holder hereof shall survive the Issue Date of this Warrant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder.  All agreements of the Company and the Holder hereof contained herein shall survive indefinitely, until by their respective terms, they are no longer operative.

XIX.           Counterparts.  This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

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           IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the issue date of this Warrant by its duly authorized officers.

EOS PETRO, INC.
a Nevada corporation

By:           /s/ Nikolas Konstant
Name:      Nikolas Konstant
Title:        Chairman

EXHIBIT A to the Warrant

NOTICE OF EXERCISE

To:  EOS PETRO, INC. (the “Company”)

1.      The undersigned hereby elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith:

           ____           payment of the purchase price of such shares in full

2.      Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

_________________________________________
(Name)
_________________________________________
(Address)
_________________________________________
(City, State)

3.      The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.
_______________
          (Date)
__________________________________________
        (Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT B to the Warrant

FORM OF ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________  and whose taxpayer identification number is _________________the undersigned’s right, title and interest in and to the Warrant issued by Eos Petro, Inc., a Nevada corporation (the “Company”) to purchase _______ shares of the Company’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Company with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐
such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Company issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.
_______________
          (Date)
____________________________________
        (Signature)

NOTICE:  Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.